UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2011

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Annual Cash Bonus Plan Performance Goals

On March 24, 2011, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of WellCare Health Plans, Inc. (the “Company”) established performance goals for fiscal year 2011 under the WellCare Health Plans, Inc. Amended and Restated Annual Cash Bonus Plan (“Annual Cash Bonus Plan”) consisting of adjusted earnings per share; selling, general and administrative expense ratio targets; results of external Medicare and Medicaid regulatory audits; completing health risk assessments for all of the Company’s dual special needs plan members; case and disease management program member participation rates; results of HEDIS® administrative measures; claims auto adjudication rates; member and provider baseline survey execution and action plans; member grievance volume rates; complaints tracking module volume rates; and associate voluntary turnover rates (collectively, the “2011 STI Performance Goals”).  Achievement of the 2011 STI Performance Goals will be determined in the sole discretion of the Compensation Committee as measured against the financial guidance discussed on the Company’s earnings call on February 16, 2011, standards required by our Medicare and Medicaid contracts and other internal goals.

The target amount of each of our executive officers’ annual cash incentive award will be based on a pre-established percentage of each executive’s base salary as in effect on December 31, 2011, subject to  proration based on the portion of the year the executive is employed, in the case of an executive hired during 2011, or based on the executive’s annualized base salary and target percentage in effect prior to a change and the annualized base salary and target percentage in effect after a change, in the case of an executive who receives a target adjustment after the Company’s annual compensation review process in February 2011.  Target amounts will then be increased or decreased based on the achievement of 2011 STI Performance Goals.

The Compensation Committee, in its sole discretion, will determine the degree to which any applicable 2011 STI Performance Goal has been achieved.  If more or less than 100% of the 2011 STI Performance Goals are achieved, the Compensation Committee has the discretion to increase the amount payable to each participant (not to exceed 150% of the executive’s target amount) or decrease the amount payable; provided, however, that the Compensation Committee in its discretion may determine not to award any payout if it determines minimum levels of performance are not achieved.

Notwithstanding the specific 2011 STI Performance Goals established for fiscal year 2011, in making a determination as to whether or not awards will be paid, and the amounts of award payments, if any, the Compensation Committee will take into consideration factors, including, but not limited to, unanticipated events, acquisition and expansion costs, non-recurring and extraordinary items, and other equitable factors, as determined by the Compensation Committee in its discretion.

As previously disclosed, the 2011 annual cash incentive award target amount as a percentage of base salary is 125% for Alec Cunningham, the Company’s Chief Executive Officer; 100% for Thomas L. Tran, the Company’s Senior Vice President and Chief Financial Officer; and 80% for Scott D. Law, the Company’s Senior Vice President, Health Care Delivery.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced Annual Cash Bonus Plan.  The above description is qualified in its entirety by reference to the Annual Cash Bonus Plan, which is incorporated herein by reference as Exhibit 10.10 to this Current Report on Form 8-K.

Adoption of New Forms of Performance Stock Unit Agreements

On March 24, 2011, the Compensation Committee approved new forms of performance stock unit agreements (the “PSU Agreements”) for awards of performance stock units (“PSUs”) under the WellCare Health Plans, Inc. 2004 Equity Incentive Plan (the “Equity Plan”) for employees of the Company and its subsidiaries, including the Company’s executive officers.  The only changes from the previously adopted forms are to update the forms with 2011 LTI Performance Goals (as discussed below) and to provide that in the event of a change in control of the Company, the target number of PSUs will vest on the earlier of the original vesting date or upon termination of employment if employment is terminated by the Company without cause or by the grantee for good reason, in each case, within one year following the change in control.  The “double-trigger” vesting provision change is being made to align treatment with best practices as recommended by an independent compensation consultant, as well as to align the treatment of PSUs with other equity awards issued by the Company and to provide greater clarity to grantees.  The material terms of the previously adopted forms were described in the Company’s Current Reports on Form 8-K filed on April 5, 2010 and December 20, 2010.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced PSU Agreements or Equity Plan.  The above description is qualified in its entirety by reference to the PSU Agreements and Equity Plan, which are incorporated herein by reference as Exhibits 10.1, 10.2 and 10.6 to this Current Report on Form 8-K.

Approval of 2011 Performance Stock Unit Awards

On March 24, 2011, the Compensation Committee granted awards of PSUs (the “2011 PSU Awards”) to certain key employees of the Company and its subsidiaries, including the Company’s executive officers.  The target number of PSUs (the “2011 PSU Target”) granted to each participant will be set forth in each participant’s PSU Agreement.  The 2011 PSU Target will then be increased or decreased based on the achievement of performance goals for a three-year performance period ending December 31, 2013 (the “2011 LTI Performance Period”) consisting of return on equity, operating margin, Medicare STARS reports, Medicaid HEDIS® and quality results, Medicaid accreditation achievements and quality of leadership measures (collectively, the “2011 LTI Performance Goals”).  Achievement of the 2011 LTI Performance Goals will be determined in the sole discretion of the Compensation Committee as measured relative to the performance of the Company’s peer group and against standards required by our Medicare and Medicaid contracts, accreditation achievements and associate opinion survey results.

The Compensation Committee, in its sole discretion, will determine the degree to which any applicable 2011 LTI Performance Goal has been achieved.  If more or less than 100% of the 2011 LTI Performance Goals are achieved, the Compensation Committee has the discretion to increase the number of units that vest for each participant (not to exceed 150% of the participant’s 2011 PSU Target) or decrease the number of units that vest; provided, however, that the Compensation Committee in its discretion may determine that zero units vest if it determines minimum levels of performance are not achieved.  Each vested unit represents the right to receive one share of common stock of the Company.

Notwithstanding the specific 2011 LTI Performance Goals established for the 2011 LTI Performance Period, in making a determination as to whether or not units will vest, and the number of units that vest, if any, the Compensation Committee will take into consideration factors, including, but not limited to, unanticipated events, acquisition and expansion costs, non-recurring and extraordinary items, and other equitable factors, as determined by the Compensation Committee in its discretion.

On March 24, 2011, the Compensation Committee granted 2011 PSU Awards with a target number of units of 45,260 to Mr. Cunningham, 14,144 to Mr. Tran and 11,692 to Mr. Law.  To the extent units vest as determined in the discretion of the Compensation Committee, the vesting date will be March 1, 2014.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced PSU Agreements or Equity Plan.  The above description is qualified in its entirety by reference to the PSU Agreements and Equity Plan, which are incorporated herein by reference as Exhibits 10.1, 10.2 and 10.6 to this Current Report on Form 8-K.

Approval of 2011 Restricted Stock Unit Awards

On March 24, 2011, the Compensation Committee approved awards of restricted stock units (“2011 RSU Awards”) under the Equity Plan to certain key employees of the Company and its subsidiaries, including the Company’s executive officers.  The 2011 RSU Awards are subject to the terms of the restricted stock unit award agreements (“RSU Agreements”) previously approved by the Compensation Committee and vest as to 50% of the number of units granted under the award on September 1, 2012 and 50% on September 1, 2013.  Each vested unit represents the right to receive one share of common stock of the Company.  The material terms of the previously adopted forms were described in the Company’s Current Reports on Form 8-K filed on April 5, 2010 and December 20, 2010.

On March 24, 2011, the Compensation Committee granted 2011 RSU Awards of 15,087 units to Mr. Cunningham, 4,715 to Mr. Tran and 3,897 to Mr. Law.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced RSU Agreements or Equity Plan.  The above description is qualified in its entirety by reference to the RSU Agreements and Equity Plan, which are incorporated herein by reference as Exhibits 10.8, 10.9 and 10.6 to this Current Report on Form 8-K.

Adoption of New Form of Long Term Incentive Cash Bonus Plan Award Agreement

On March 24, 2011, the Compensation Committee approved a new form of long term incentive cash bonus plan award agreement (the “LTI Cash Agreement”) for awards of long term incentive cash bonuses (“LTI Cash Awards”) under the WellCare Health Plans, Inc. Long Term Incentive Cash Bonus Plan (the “LTI Cash Plan”) for employees of the Company and its subsidiaries, including the Company’s executive officers.  The only changes from the previously adopted form are to update the form with 2011 LTI Performance Goals (as discussed above) and to provide that in the event of a change in control of the Company, the target award will be paid on the earlier of the original payment schedule or upon termination of employment if employment is terminated by the Company without cause or by the grantee for good reason, in each case, within one year following the change in control.  The “double-trigger” vesting provision is being made for the same reasons as discussed under “Adoption of New Forms of Performance Stock Unit Agreements” above.  The material terms of the LTI Cash Plan and the previously adopted form were described in the Company’s Current Reports on Form 8-K filed on April 5, 2010 and December 20, 2010.

No LTI Cash Awards were granted to our executive officers, including our named executive officers, on March 24, 2011.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced LTI Cash Agreement or LTI Cash Plan.  The above description is qualified in its entirety by reference to the LTI Cash Agreement and LTI Cash Plan, which are incorporated herein by reference as Exhibits 10.3 and 10.7 to this Current Report on Form 8-K.

Amendments to Performance Stock Unit and Long Term Incentive Cash Bonus Plan Award Agreements

On March 24, 2011, the Compensation Committee approved forms of amendments to all previously issued grants of PSUs and LTI Cash Awards, including awards granted on March 31, 2010 to Messrs. Cunningham, Tran and Law.  The amendments to the awards of PSUs provide that in the event of a change in control of the Company, the target number of PSUs will vest on the earlier of the original vesting date or upon termination of employment if employment is terminated by the Company without cause or by the grantee for good reason, in each case, within one year following the change in control.  The amendments to the LTI Cash Awards provide that in the event of a change in control of the Company, the target award will be paid on the earlier of the original payment schedule or upon termination of employment if employment is terminated by the Company without cause or by the grantee for good reason, in each case, within one year following the change in control.  The amendments incorporating the “double-trigger” vesting provisions are being made for the same reasons as discussed under “Adoption of New Forms of Performance Stock Unit Agreements” above.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced amendments.  The above description is qualified in its entirety by reference to the amendments, which are incorporated herein by reference as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 24, 2011)	Filed herewith
10.2	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature) (adopted March 24, 2011)	Filed herewith
10.3	Form of Award Agreement under the Registrant’s Long Term Incentive Cash Bonus Award Agreement (adopted March 24, 2011)	Filed herewith
10.4	Form of Amendment (adopted March 24, 2011) to Performance Stock Unit Agreements (adopted March 31, 2010 and December 17, 2010) under the Registrant’s 2004 Equity Incentive Plan	Filed herewith
10.5	Form of Amendment (adopted March 24, 2011) to Award Agreements (adopted March 31, 2010 and December 17, 2010) under the Registrant’s Long Term Incentive Cash Bonus Award Agreement	Filed herewith
10.6	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.7	Long Term Incentive Cash Bonus Plan	10-Q	May 6, 2010	10.5
10.8	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan	8-K	December 20, 2010	10.2
10.9	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature)	8-K	December 20, 2010	10.3
10.10	Amended and Restated Annual Cash Bonus Plan	8-K	December 20, 2010	10.8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
March 28, 2011	/s/ Thomas L. Tran Thomas L. Tran Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (adopted March 24, 2011)	Filed herewith
10.2	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature) (adopted March 24, 2011)	Filed herewith
10.3	Form of Award Agreement under the Registrant’s Long Term Incentive Cash Bonus Award Agreement (adopted March 24, 2011)	Filed herewith
10.4	Form of Amendment (adopted March 24, 2011) to Performance Stock Unit Agreements (adopted March 31, 2010 and December 17, 2010) under the Registrant’s 2004 Equity Incentive Plan	Filed herewith
10.5	Form of Amendment (adopted March 24, 2011) to Award Agreements (adopted March 31, 2010 and December 17, 2010) under the Registrant’s Long Term Incentive Cash Bonus Award Agreement	Filed herewith
10.6	2004 Equity Incentive Plan	10-Q	August 13, 2004	10.4
10.7	Long Term Incentive Cash Bonus Plan	10-Q	May 6, 2010	10.5
10.8	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan	8-K	December 20, 2010	10.2
10.9	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature)	8-K	December 20, 2010	10.3
10.10	Amended and Restated Annual Cash Bonus Plan	8-K	December 20, 2010	10.8